                                                                                                              EXHIBIT 20
                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999

Pool Data - Original Deal Parameters
------------------------------------
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Discounted Principal Balance                                              1,231,231,519.20
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Number of Contracts                                                                 56,340
Weighted Average Lease Rate                                                           7.66%
Weighted Average Remaining Term                                                       35.8
Servicing Fee Percentage                                                              1.00%


Pool Data - Current Month
-------------------------
Aggregate Net Investment Value                                            1,039,253,742.08
Discounted Principal Balance                                              1,039,150,845.87
Servicer Advances                                                             3,693,420.74
Servicer Pay Ahead Balance                                                    3,687,080.11
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         55,872
Weighted Average Lease Rate                                                           7.64%
Weighted Average Remaining Term                                                       15.9


Reserve Fund:
  Initial Deposit Amount                                                     30,780,787.98
  Specified Reserve Fund Percentage                                                   2.50%
  Specified Reserve Fund Amount                                              30,780,787.98
  Specified Reserve Fund Percentage (if Condition i, ii or iii met)                   5.00%
  Specified Reserve Fund Amount (if Condition i, ii or iii met)              61,561,575.96

                                                              Class A          Class B           Total
                                                              Amount           Amount            Amount
                                                          --------------  ----------------   -------------
  Beginning Balance                                        29,553,131.73      1,227,656.25   30,780,787.98
  Withdrawal Amount                                                  -                 -               -
  Transferor Excess                                                  -                 -               -
                                                          --------------  ----------------   -------------
  Ending Balance                                           29,553,131.73      1,227,656.25   30,780,787.98
  Specified Reserve Fund Balance                           29,553,131.73      1,227,656.25   30,780,787.98
                                                          --------------  ----------------   -------------
  Release to Transferor                                              -                 -               -
  Cumulative Withdrawal Amount                                       -                 -               -


Liquidation of ChargeOffs and Repossessions:                     Vehicles
                                                                 --------
  Liquidated Contracts                                                184
                                                                      ---
  Discounted Principal Balance                                                                3,511,085.69
  Net Liquidation Proceeds                                                                   (2,872,351.41)
  Recoveries - Previously Liquidated Contracts                                                  (18,213.16)
                                                                                             -------------
 Aggregate Credit Losses for the Collection Period                                              620,521.12
                                                                                            ==============
  Cumulative Credit Losses for all Periods                                                   12,221,688.22
  Repossessed in Current Period                                        85                   ==============
                                                                       --


                                                                                               Annualized
                                                                                                 Average
                                                                                               Charge-Off
                                                                                                  Rate
Ratio of Net Credit Losses to the Average Pool Balance                                       -------------
for Each Collection Period:
    Second Preceding Collection Period                                                                0.51%
    First Preceding Collection Period                                                                 0.65%
    Current Collection Period                                                                         0.70%

Condition (i) (Charge-off Rate)
-------------
Three Month Average                                                                                   0.62%
Charge-Off Rate Indicator ( > 1.25%)                                                     condition not met



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


Delinquent Contracts:                                        Percent        Accounts        Percent            ANIV
                                                          -------------  -------------  -------------     -------------

  31-60 Days Delinquent                                            1.26%           704           1.22%    12,707,180.55
  61-90 Days Delinquent                                            0.06%            34           0.06%       656,110.48
 Over 90 Days Delinquent                                           0.03%            15           0.03%       352,882.12
                                                                         -------------                    -------------
  Total Delinquencies                                                              753                    13,716,173.15
                                                                         =============                    =============



Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):

    Second Preceding Collection Period                                                                             0.16%
    First Preceding Collection Period                                                                              0.12%
    Current Collection Period                                                                                      0.09%


Condition (ii) (Delinquency Percentage)
--------------
Three Month Average                                                                                                0.12%
Delinquency Percentage Indicator ( > 1.25%)                                                           condition not met



Residual Value (Gain)Loss:                                    Vehicles
                                                              --------
  Matured Lease Vehicle Inventory Sold                             650                                    10,134,545.74
                                                                   ---
  Net Liquidation Proceeds                                                                                (8,764,945.59)
                                                                                                          -------------
  Net Residual Value (Gain)Loss                                                                            1,369,600.15
                                                                                                          =============
  Cumulative Residual Value (Gain)Loss all periods                                                         3,093,899.96
                                                                                                          =============


                                                                                                 Average
                                                                                                   Net        Average
Matured Vehicles Sold for                         Number       Scheduled            Sale       Liquidation    Residual
each Collection Period:                            Sold       Maturities           Ratio        Proceeds        Value
                                                 --------     ----------         ---------    ------------   ----------
  Second Preceding Collection Period               297            911                32.60%      13,690.94    15,489.58
  First Preceding Collection Period                444            925                48.00%      14,498.52    16,346.36
  Current Collection Period                        650          1,105                58.82%      13,484.53    15,662.72
  Three Month Average                                                                            13,852.26    15,843.97

Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                   87.43%



                                                                                            Current Period
Condition (iii) (Residual Value Test)                                                        Amount/Ratio      Test Met
---------------                                                                             --------------     --------

a) Number of Vehicles Sold > 25% of Scheduled Maturities                                           58.82%         YES
b) Number of Scheduled Maturities > 500                                                            1,105          YES
c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values                   87.43%          NO

Residual Value Indicator (condition met if tests a, b and c = YES)                                    condition not met



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                                             Certificate      Certificate
                                                              Total            Percent          Balance
                                                          --------------  ----------------  ---------------
Interest:                                                                            98.00%
---------
  Interest Collections                                      8,487,736.34
  Net Investment Income Earned                                793,502.50
  Non-recoverable Advances                                   (149,095.02)
                                                          --------------
   Available Interest                                       9,132,143.82                       8,949,500.95
  Class A1, A2, A3 Notional Interest Accrual Amount        (5,948,947.91)                     (5,948,947.91)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -
  Interest Accrual for Adjusted Class B Certificate Bal.     (415,406.25)                       (415,406.25)
  Class B Interest Carryover Shortfall                               -
  Servicer's Fee                                             (896,302.03)                       (878,375.99)
  Capped Expenses                                             (24,065.00)                        (23,583.70)
  Interest Accrual on Class B Cert. Princ. Loss Amt.                 -                                  -
  Uncapped Expenses                                                  -                                  -
                                                          --------------                    ---------------
  Total Unallocated Interest                                1,847,422.63                       1,683,187.10
  Excess Interest to Transferor                                                               (1,683,187.10)
                                                          --------------                    ---------------
  Net Interest Collections Available                        1,847,422.63                                -
  Interest Collections Allocated to Losses                 (1,847,422.63)
  Accelerated Principal Distribution                               (0.00)
                                                          --------------
  Deposit to Reserve Fund                                            -
                                                          --------------
  Withdrawal from Reserve Fund                                       -
                                                          --------------
Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                      (1,990,121.27)                     (1,950,318.84)
  Loss Reimbursement from Transferor Interest               1,847,422.63                       1,847,422.63
  Loss Reimbursement from Transferor Principal                102,896.21                         102,896.21
                                                          --------------                    ---------------
  Ending Certificate Principal Loss Amount                    (39,802.43)                               -

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class A Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Class B Interest Subordinated:
------------------------------
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                          --------------
  Ending Balance                                                     -
                                                          --------------
Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                               585,533.12                                -
  Allocations - Current Period                             35,683,356.47                      35,683,356.47
  Allocations - Accelerated Principal Distribution                   -                                  -
  Allocations - Not Disbursed Beginning of Period         153,990,847.57                     153,990,847.57
  Allocations - Not Disbursed End of Period               189,674,204.04                     189,674,204.04

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                      -                                  -
  Allocations - Current Period                              6,364,354.16                       6,364,354.16
  Allocations - Not Disbursed Beginning of Period           6,364,354.16                       6,364,354.16
  Allocations - Not Disbursed End of Period                12,728,708.32                      12,728,708.32

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund                                      -
  Due To Trust                                             41,839,741.25                      41,254,208.13
                                                          --------------                    ---------------
    Total Due to Trust                                     41,839,741.25                      41,254,208.13



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                            Class A-1        Class A-2        Class A-3         Class B
                                                             Balance          Balance          Balance          Balance
                                                          -------------    -------------    -------------    -------------
Interest:
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
   Available Interest                                      3,041,020.54     4,821,130.13       539,595.72       547,754.55
  Class A1, A2, A3 Notional Interest Accrual Amount       (2,118,333.33)   (3,439,583.33)     (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.                                                       (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution

  Deposit to Reserve Fund

  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                        (1,950,318.84)
  Loss Reimbursement from Transferor Interest                                                                 1,847,422.63
  Loss Reimbursement from Transferor Principal                                                                  102,896.21

  Ending Certificate Principal Loss Amount

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period
  Allocations - Current Period                            35,683,356.47
  Allocations - Accelerated Principal Distribution                 0.00
  Allocations - Not Disbursed Beginning of Period        153,990,847.57
  Allocations - Not Disbursed End of Period              189,674,204.04              -                -                -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period
  Allocations - Current Period                             2,118,333.33     3,439,583.33       391,031.25       415,406.25
  Allocations - Not Disbursed Beginning of Period          2,118,333.33     3,439,583.33       391,031.25       415,406.25
  Allocations - Not Disbursed End of Period                4,236,666.66     6,879,166.66       782,062.50       830,812.50

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Due to Trust                                            37,532,059.41     3,012,120.52       343,188.30       366,839.90
                                                          -------------    -------------    -------------    -------------
    Total Due to Trust                                    37,532,059.41     3,012,120.52       343,188.30       366,839.90



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999
                                                          Transferor Interest   Transferor Interest   Transferor Interest
                                                               Percent               Interest              Principal
                                                          -------------------   -------------------   -------------------
Interest:                                                                2.00%
---------
  Interest Collections
  Net Investment Income Earned
  Non-recoverable Advances
   Available Interest                                                                    182,642.88

  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                                         (17,926.04)
  Capped Expenses                                                                           (481.30)
  Interest Accrual on Class B Cert. Princ. Loss Amt.
  Uncapped Expenses                                                                             -
                                                                                      -------------
  Total Unallocated Interest                                                             164,235.54
  Excess Interest to Transferor                                                        1,683,187.10
                                                                                      -------------
  Net Interest Collections Available                                                   1,847,422.64
  Interest Collections Allocated to Losses                                            (1,847,422.64)
  Accelerated Principal Distribution                                                          (0.00)
                                                                                      -------------
  Deposit to Reserve Fund                                                                       -
                                                                                      -------------
  Withdrawal from Reserve Fund

Principal:
----------
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                                          (39,802.43)
  Loss Reimbursement from Transferor Interest                                         (1,847,422.63)
  Loss Reimbursement from Transferor Principal
                                                                                      -------------          ------------
  Ending Certificate Principal Loss Amount                                            (1,847,422.63)           (39,802.43)

Class A Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class A Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Certificate Principal Loss Amounts
------------------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Class B Interest Subordinated:
------------------------------
  Beginning Balance
  Current increase (decrease)

  Ending Balance

Principal Distributions/Allocations:
------------------------------------
  Distribution - Current Period                                                                                585,533.12
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution                                            (0.00)
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                                                     -

Interest Distributions/Allocations:
-----------------------------------
  Distribution - Current Period                                                                 -
  Allocations - Current Period                                                                  -
  Allocations - Not Disbursed Beginning of Period                                               -
  Allocations - Not Disbursed End of Period                                                     -

Due To Trust - Current Period:
------------------------------
  Total Deposit to Reserve Fund
  Due to Trust                                                                                  -              585,533.12
                                                                                      -------------          ------------
    Total Due to Trust                                                                          -              585,533.12



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                                                              Certificate       Certificate
Original Deal Parameter                                                         Total           Percent           Balance
-----------------------                                                   ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)                                     1,231,231,519.20
Discounted Principal Balance                                              1,231,231,519.20
Initial Notional/Certificate Balance                                                   -           100.00%  1,206,600,000.00
Percent of ANIV                                                                                                        98.00%
Certificate Factor                                                                                                 1.0000000
Notional/Certificate Rate
Servicer Advance                                                              2,825,418.78
Servicer Payahead                                                             1,580,862.05
Number of Contracts                                                                 56,340
Weighted Average Lease Rate                                                           7.66%
Weighted Average Remaining Term                                                       35.8
Servicing Fee Percentage                                                              1.00%



Pool Data Prior Month
---------------------
Aggregate Net Investment Value                                            1,075,562,434.10
Discounted Principal Balance                                              1,075,562,434.10
Notional/Certificate Balance                                                                                 1,206,600,000.00
Adjusted Notional/Certificate Balance                                                                        1,052,609,152.43
Percent of ANIV                                                                                                         97.87%
Certificate Factor                                                                                                  1.0000000
Servicer Advances                                                             3,641,392.51
Servicer Pay Ahead Balance                                                    3,787,070.15
Maturity Advances Outstanding                                                          -
Number of Current Contracts                                                         57,407
Weighted Average Lease Rate                                                           7.63%
Weighted Average Remaining Term                                                       16.8



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value                                          1,039,253,742.08
  Discounted Principal Balance                                            1,039,150,845.87
  Notional/Certificate Balance                                                                               1,206,600,000.00
  Adjusted Notional/Certificate Balance                                                                      1,016,925,795.96
  Percent of ANIV                                                                                                       97.85%
  Certificate Factor                                                                                                1.0000000
  Servicer Advances                                                           3,693,420.74
  Servicer Pay Ahead Balance                                                  3,687,080.11
  Maturity Advances Outstanding                                                        -
  Number of Current Contracts                                                       55,872
  Weighted Average Lease Rate                                                         7.64%
  Weighted Average Remaining Term                                                     15.9



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                             Class A1          Class A1         Class A2          Class A2
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                               33.98%   410,000,000.00           53.87%    650,000,000.00
Percent of ANIV                                                                      33.30%                             52.79%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                             6.20%                              6.35%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                410,000,000.00                     650,000,000.00
Adjusted Notional/Certificate Balance                                       256,009,152.43                     650,000,000.00
Percent of ANIV                                                                      23.80%                             60.43%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                              410,000,000.00                     650,000,000.00
  Adjusted Notional/Certificate Balance                                     220,325,795.96                     650,000,000.00
  Percent of ANIV                                                                    21.20%                             62.54%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                             Class A3          Class A3         Class B           Class B
Original Deal Parameter                                      Percent           Balance          Percent           Balance
-----------------------                                   --------------  ----------------   -------------   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                6.03%    72,750,000.00            6.12%     73,850,000.00
Percent of ANIV                                                                       5.91%                              6.00%
Certificate Factor                                                               1.0000000                          1.0000000
Notional/Certificate Rate                                                             6.45%                              6.75%
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 72,750,000.00                      73,850,000.00
Adjusted Notional/Certificate Balance                                        72,750,000.00                      73,850,000.00
Percent of ANIV                                                                       6.76%                              6.87%
Certificate Factor                                                               1.0000000                          1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               72,750,000.00                      73,850,000.00
  Adjusted Notional/Certificate Balance                                      72,750,000.00                      73,850,000.00
  Percent of ANIV                                                                     7.00%                              7.11%
  Certificate Factor                                                             1.0000000                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon Lease Rate
  Weighted Average Remaining Term


                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


                                                                             Transferor
                                                                              Interest
Original Deal Parameter                                                       Balance
-----------------------                                                   ----------------
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                                         24,631,519.20
Percent of ANIV                                                                       2.00%
Certificate Factor
Notional/Certificate Rate
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage



Pool Data Prior Month
---------------------
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                                 21,518,137.50
Adjusted Notional/Certificate Balance                                        21,518,137.50
Percent of ANIV                                                                       2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term



Pool Data Current Month
-----------------------
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                               20,892,801.95
  Adjusted Notional/Certificate Balance                                      20,892,801.95
  Percent of ANIV                                                                     2.01%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term



                                    TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
Distribution Date of May 25, 1999 for the Collection Period of April 1 through April 30, 1999


Current Month Collection Activity                             Vehicles
---------------------------------                             --------
Principal Collections                                                                        10,407,521.77
Prepayments in Full                                                696                       12,283,852.92
                                                                   ---
Reallocation Payment                                                 5                           74,582.11
                                                                     -
Interest Collections                                                                          8,487,736.34
Net Liquidation Proceeds and Recoveries                                                       2,890,564.57
Increase (Decrease) in Maturity Advances                                                               -
Net Investment Income                                                                                  -
Net Liquidation Proceeds - Vehicle Sales                                                      8,764,945.59
Non-Recoverable Advances                                                                       (149,095.02)
                                                                                            --------------
Total Available                                                                              42,760,108.28



                                                                                                 Annual
                                                                               Amount            Amount
Capped and Uncapped Expenses:                                             ----------------   -------------
  Total Capped and Uncapped Expenses Paid                                        24,065.00      168,455.00
  Capped and Uncapped Expenses Due                                                     -               -

Servicer's Fee Due:
  Servicer's Fee Paid                                                           896,302.03
  Servicer's Fee Balance Due                                                           -
Supplemental Servicer's Fees                                                    130,541.42




Revolving Period:                                             Vehicles                           Amount
-----------------                                             --------                       -------------

  Beginning Unreinvested Principal Collections
  Principal Collections & Liquidated Contracts
  Allocation to Subsequent Contracts
                                                                                             -------------
  Ending Unreinvested Principal Collections                                                            -






/S/   HOLLY PEARSON
-------------------------
      Holly Pearson
    Treasury Manager